EXHIBITS


77Q1(E) - Investment Advisory Agreement

Incorporated herein by reference to Post-Effective
 Amendment No. 7 to Registration Statement on Form N-1A (File No. 33-05173), as filed with the Securities and Exchange Commission on February 10, 1999.